[1838 LOGO OMITTED]

                            INVESTMENT ADVISORS FUNDS
                            -------------------------



                            INTERNATIONAL EQUITY FUND
                                FIXED INCOME FUND
                              LARGE CAP EQUITY FUND



                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2002

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--------------------------------------------------------------------------------

FELLOW SHAREHOLDER:

During the six months ended April 30, 2002, the stock markets recovered some of their previous losses: The Morgan Stanley Capital International Europe, Australia and Far East (the "EAFE") Index showed a net total return of 5.53% and the 1838 International Equity Fund (the "Fund") almost kept pace with a total return of 4.95%1. The recovery in the US economy as evidenced by the reported 5.8% annualized economic growth rate during the first quarter, and signals of improvement in economic growth in Europe and Asia (both boosted by exports to the US), improved investors confidence.

REGIONAL PERFORMANCES:
Some of the emerging markets showed exceptional strength, with Korea up 75%, Taiwan 46% and Mexico 28%, as investors were attracted by low valuations and a resumption of growth in exports, primarily to the US. Among the developed economies, Asia (ex-Japan) was the region with the strongest performing markets according to the MSCI Indices (in dollars): Singapore rose 32%, Australia 13% and Hong Kong 26%. The European Index was almost 6% higher, with Italy, Spain and Norway particularly strong. Sweden and Ireland lost ground due to losses in market heavyweights Ericsson and Elan. Japan's performance was relatively lackluster at almost 1%, partly caused by the 4.4% decline of the yen versus the dollar. The Fund's exposure to the Japanese market was close to the EAFE Index's weight of 21%. The Fund had on average 65% of its assets in Europe, which was 7% below the EAFE's weight. Most of this under weighting in Europe was invested in emerging markets. However, our caution in returning to Korean and Taiwanese investments - in Kookmin Bank and Taiwan Semiconductor Manufacturing - resulted in our only limited participation in the strong rallies described above.

SECTORS:
The Materials sector returned over 18%, and Consumers Discretionary nearly 14% - both boosted by the prospects of improving global economic growth due to restocking of inventories and a recovery in consumer spending. Lower interest rates and oil prices, fiscal stimulus and continued low inflation were all stimulating factors.

Sectors with low or negative performance were Technology at 1%, Utilities at -4% and Telecommunications at -15%. In Technology and Telecommunications, the
valuations are still seen to be too high considering the dismal revenue and earnings news coming out. The Fund performed relatively well in Financials, Technology, Industrials and Consumer Discretionary with our emphasis on companies with strong balance sheets and net earnings. However, the Fund did poorly in Health Care due to its holdings in Qiagen, Elan and Novo Nordisk. We sold Elan on concern about its accounting practices, but we view the earnings shortfall at Novo Nordisk as a temporary setback, mainly caused by the short-term setback of destocking of inventory at the wholesaler's level in Europe. Qiagen, a global biotech leader in DNA and RNA purification and separation tools, saw its stock price drop as a result of the slowdown of its competitors and a decline in the Nasdaq.



1 Past performance of the Fund is no guarantee of future results. The return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Please bear in mind that investing in foreign securities can involve special risks such as currency fluctuation, less extensive regulation of foreign brokers and possible political instability. The Fund's returns assume the reinvestment of all distributions. The EAFE Index is an unmanaged stock market index without any associated expenses and the returns assume reinvestment of all net dividends. You cannot invest directly in an index.

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OUTLOOK:
The improvement in the markets over the past six months suggests that the concerns about the global economy - given the September 11 attacks, and the recession in the US, Germany and Japan at the time - were excessive. The global economy has shown signs of improvement, and is likely to continue to do so. Inflation appears to remain low as excess capacity in almost every industry clamps down on corporate pricing power. However, valuations in most developed economies' equity markets remain high in a historic perspective, and seem to discount optimistic estimates of improvement in corporate earnings. We remain cautious in our approach, concentrating on stocks from companies with strong balance sheets and good defendable market positions. Those are companies we consider to be in the best position to grow earnings and dividends for years to come.

                              Sincerely,

                              /S/HANS VAN DEN BERG

                              Hans van den Berg
                              Vice President & Portfolio Manager

May 20, 2002

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
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SCHEDULE OF INVESTMENTS (UNAUDITED)                                                                                   APRIL 30, 2002
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                          VALUE
                                                          INDUSTRY                        SHARES        (NOTE 2)
                                                           -------                        ------       -----------
COMMON STOCK -- 99.64%
AUSTRALIA -- 3.74%
   BHP Billiton Ltd.                          Metals & Mining.....................       223,030      $ 1,293,485
   National Australia Bank                    Banks...............................        80,177        1,496,163
                                                                                                      -----------
                                                                                                        2,789,648
                                                                                                      -----------

DENMARK -- 2.83%
   Danske Bank A/S                            Banks...............................        92,400        1,668,658
   Novo Nordisk A/S                           Pharmaceuticals.....................        15,000          439,963
                                                                                                      -----------
                                                                                                        2,108,621
                                                                                                      -----------

FRANCE -- 14.26%
   Accor SA                                   Hotels, Restaurants & Leisure.......        26,300        1,063,134
   Aventis SA                                 Pharmaceuticals.....................        16,900        1,200,774
   AXA, Inc.                                  Insurance...........................        48,800        1,035,580
   BNP Paribas SA                             Banks...............................        30,800        1,609,725
   Lafarge SA                                 Construction Materials..............        13,178        1,250,405
   Schlumberger Ltd.                          Energy Equipment & Services.........        20,100        1,100,475
   STMicroelectronics NV (NY Shares)          Semiconductor Equipment & Products..        30,000          923,700
   Suez SA                                    Multi-Utilities.....................        40,300        1,200,189
   Total SA (B Shares)                        Oil & Gas...........................         8,200        1,242,833
                                                                                                      -----------
                                                                                                       10,626,815
                                                                                                      -----------

GERMANY -- 11.77%
   BMW AG                                     Automobiles & Components............        31,400        1,253,448
   Gehe AG                                    Health Care Providers & Services....        21,300          892,495
   Henkel KGAA                                Chemicals...........................        15,400          922,817
   Muenchener Rueckversicherungs              Insurance...........................         5,300        1,313,353
   RWE AG                                     Electric Utility....................        22,000          832,616
   SAP AG                                     Software............................         6,500          841,672
   Schering AG                                Pharmaceuticals.....................        29,100        1,772,608
   Siemens AG                                 Industrial Conglomerates............        15,500          942,916
                                                                                                      -----------
                                                                                                        8,771,925
                                                                                                      -----------

                       See notes to financial statements.

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
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SCHEDULE OF INVESTMENTS (UNAUDITED)-- CONTINUED                                                                       APRIL 30, 2002
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                          VALUE
                                                          INDUSTRY                        SHARES        (NOTE 2)
                                                           -------                        ------       -----------
HONG KONG -- 2.99%
   China Unicom - ADR*                        Wireless Telecommunication Services.        50,400      $   496,440
   Espirit Holdings Ltd.                      Retailing...........................       530,394        1,020,093
   Hutchison Whampoa Ltd.                     Industrial Conglomerates............        81,000          711,419
                                                                                                      -----------
                                                                                                        2,227,952
                                                                                                      -----------

IRELAND -- 1.59%
   Ryanair Holdings PLC*                      Airlines............................       218,000        1,182,568
                                                                                                      -----------

ISRAEL -- 1.58%
   TEVA Pharmaceutical Ind.                   Pharmaceuticals.....................        21,000        1,176,210
                                                                                                      -----------

ITALY -- 1.52%
   Unicredito Italiano SPA                    Banks...............................       243,500        1,130,002
                                                                                                      -----------

JAPAN -- 20.23%
   Aeon Co. Ltd.                              Retailing...........................        44,000        1,137,695
   Canon Inc.                                 Office Electronics..................        34,000        1,302,804
   Dainippon Pharmaceutical Co.               Pharmaceuticals.....................        80,000          814,953
   Honda Motor Co. Ltd.                       Automobiles & Components............        24,200        1,085,607
   Hoya Corp.                                 Health Care Equipment & Services....        17,000        1,265,732
   Japan Telecom Co. Ltd.                     Diversified Telecommunication
                                                Services .........................           300          887,850
   KAO Corp.                                  Household Products..................        50,000          977,414
   Kubota Corp.                               Machinery...........................       327,000          985,584
   Kyushu Electric Power                      Electric Utilities..................        84,000        1,119,346
   Murata Manufacturing Co. Ltd.              Semiconductor Equipment & Products..         8,000          506,542
   Pioneer Co. Ltd.                           Household Durables..................        38,000          750,234
   Shin-Etsu Chemical Co. Ltd.                Chemicals...........................        29,000        1,194,782
   SMC Corp.                                  Machinery...........................        11,300        1,353,536
   Sony Corp. - Sponsored ADR                 Household Durables..................        13,500          731,700
   Takeda Chemical Inds.                      Pharmaceuticals.....................        22,000          962,928
                                                                                                      -----------
                                                                                                       15,076,707
                                                                                                      -----------

MEXICO -- 2.91%
   TV Azteca SA - Sponsored ADR               Media...............................       112,700          907,235
   Wal-Mart De Mexico - ADR (V Shares)        Retailing...........................        37,800        1,263,654
                                                                                                      -----------
                                                                                                        2,170,889
                                                                                                      -----------

                       See notes to financial statements.

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
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SCHEDULE OF INVESTMENTS (UNAUDITED)-- CONTINUED                                                                       APRIL 30, 2002
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                          VALUE
                                                          INDUSTRY                        SHARES        (NOTE 2)
                                                           -------                        ------       -----------
NETHERLANDS -- 9.71%
   Akzo Nobel                                 Chemicals...........................        23,100      $   993,103
   ASM Lithography Holding NV*                Semiconductor Equipment & Products..        46,000        1,044,555
   ING Groep NV                               Diversified Financial Services......        61,092        1,612,965
   Koninlijke Ahold NV                        Food & Drug Retailing...............        64,345        1,608,981
   Reed Elsevier NV                           Media...............................       100,000        1,387,694
   Qiagen NV                                  Biotechnology ......................        45,000          589,500
                                                                                                      -----------
                                                                                                        7,236,798
                                                                                                      -----------

NORWAY -- 1.64%
   Statoil ASA - Sponsored ADR                Oil & Gas...........................       146,000        1,222,020
                                                                                                      -----------

SINGAPORE -- 1.07%
   DBS Group Holdings                         Banks...............................       102,855          794,817
                                                                                                      -----------

SOUTH KOREA -- 1.12%
   Kookmin Bank - Sponsored ADR               Banks...............................        18,000          837,000
                                                                                                      -----------

SPAIN -- 5.32%
   Banco Bilbao Vizcaya Argentaria            Banks...............................       109,000        1,270,966
   Grupo Ferrovial SA                         Construction & Engineering..........        59,000        1,430,136
   Telefonica SA - Sponsored ADR*             Diversified Telecommunication
                                                Services .........................        38,953        1,258,571
                                                                                                      -----------
                                                                                                        3,959,673
                                                                                                      -----------

SWITZERLAND -- 5.10%
   Adecco SA - Registered Shares              Commercial Services & Supplies......        22,000        2,411,304
   Nestle SA - Sponsored ADR                  Food Products.......................        40,800        1,391,889
                                                                                                      -----------
                                                                                                        3,803,193
                                                                                                      -----------

TAIWAN -- 1.00%
   Taiwan Semiconducter - Sponsored ADR*      Semiconductor Equipment & Products..        42,100          745,170
                                                                                                      -----------

UNITED KINGDOM -- 11.26%
   Barclays PLC                               Banks...............................       153,840        1,350,751
   BP Amoco PLC                               Oil & Gas...........................       243,958        2,081,570
   Diageo PLC                                 Beverages...........................       115,123        1,527,534

                       See notes to financial statements.

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

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SCHEDULE OF INVESTMENTS (UNAUDITED)-- CONTINUED                                                                       APRIL 30, 2002
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          VALUE
                                                          INDUSTRY                        SHARES        (NOTE 2)
                                                           -------                        ------       -----------
UNITED KINGDOM-- (CONTINUED)
   Royal Bank of Scotland Group PLC           Banks...............................        80,980     $  2,322,479
   Vodafone Airtouch PLC                      Wireless Telecommunication Services.       687,384        1,109,412
                                                                                                     ------------
                                                                                                        8,391,746
                                                                                                     ------------

TOTAL COMMON STOCKS (Cost $74,015,730)        ....................................                     74,251,754
                                                                                                     ------------

SHORT-TERM INVESTMENT -- 1.00%
   Evergreen Select Money Market -I (Cost $746,272)...............................       746,272          746,272
                                                                                                     ------------

TOTAL INVESTMENTS (Cost $74,762,002)-- 100.64%....................................                   $ 74,998,026

OTHER ASSETS AND LIABILITIES, NET-- (0.64%)   ....................................                       (478,524)
                                                                                                     ------------

NET ASSETS-- 100.00%..............................................................                   $ 74,519,502
                                                                                                     ============

MARKET SECTOR DIVERSIFICATION
As a Percentage of Total Common Stocks
   Consumer Discretionary - 14.28%            Industrials - 12.14%
   Consumer Staples - 7.41%                   Information Technology - 7.22%
   Energy - 7.61%                             Materials - 7.62%
   Financials - 22.14%                        Telecommunication Services - 5.05%
   Health Care - 12.28%                       Utilities - 4.25%

*  Non-income producing securities
ADR -- American Depository Receipt

                       See notes to financial statements.

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TO THE SHAREHOLDER:

With the U.S. economy on the road to recovery, the fixed income markets took it on the chin for the six months ended April 30, 2002. An expanding economy heightened fears over inflation (which typically erodes fixed income returns). While at this time, inflation is showing no signs of resurgence, the next move by the Fed will likely be a tightening of interest rate policy. The Fed moved their policy bias from weakness to neutral at the March 19th FOMC meeting sighting more balanced risks facing the economy in the coming months. Longer-term interest rates rose in response to the policy change while interest rates in the front end (one year and shorter) stayed relatively anchored. These moves resulted in a 2-year Treasury at 3.22% and a 30-year Treasury at 5.59%. Spread product (corporates, mortgages, and asset-backed bonds) put in mixed results. Event risk continues to dominate the corporate bond markets. The fallout related to Enron and the public's need for greater disclosure in financial statements has led to wider spreads on corporate bonds relative to Treasury securities. Mortgages have performed well, boosted by a range bound interest rate environment and a fall-off in prepayment activity.

The Fund lagged the Lehman Aggregate Bond Index (the "Index") for the six months ended April 30, 2002, registering a total return of -1.14% compared to the Index, which was down 0.01%1. From inception (September 1997) to April 30, 2002, the Fund's average annual return was 6.18% vs. 7.33% for the Index. The Fund's under performance for the current six-month period was driven by an overweight in corporate bonds, which did worse than the market at large. The duration remained close to that of the Index, and was not a major determinant of performance vs. the Index.

Going forward, we expect the economic recovery to gain some traction. The Fed should remain accommodative with inflation in check. As evidence of a pick up in economic activity takes hold, we believe credit quality will improve, which should carry over to tighter credit spreads relative to Treasuries. Consequently, we expect to hold our overweight in mortgages and corporate bonds while keeping close to home on duration.

The Fund's exposure, based on long-term market value, compared to the Index at April 30, 2002 was as follows:

                                                                   1838 FIXED         LEHMAN AGGREGATE
                                                                   INCOME FUND           BOND INDEX
                                                                  -------------        ---------------
         Corporate Bonds........................................      38.8%                  26.8%
         Mortgage-Backed........................................      41.4%                  35.5%
         Asset-Backed...........................................      10.8%                   3.8%
         Agencies...............................................       2.7%                  10.9%
         Treasuries.............................................       6.3%                  23.0%

                                   Sincerely,


                                   /s/CLIFFORD D. CORSO
                                   Clifford D. Corso
                                   Vice President & Portfolio Manager

May 20, 2002


1 Past performance of the Fund is no guarantee of future results. The return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's returns assume the reinvestment of all distributions. The Lehman Aggregate Bond Index is an unmanaged investment grade bond index without any associated expenses and the returns assume reinvestment of all interest income. You cannot invest directly in an index.

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SCHEDULE OF INVESTMENTS (UNAUDITED)                                                                                   APRIL 30, 2002
------------------------------------------------------------------------------------------------------------------------------------

                                                                                  MOODY'S/S&P         PRINCIPAL             VALUE
                                                                                    RATING             AMOUNT             (NOTE 2)
                                                                                 ------------         --------           -----------
CORPORATE BONDS -- 38.30%

   FINANCIAL --  15.96%
     Canadian Imperial Bank, 7.262%, 04/10/32, 144A.........................         Aa3/AA-     $  3,370,000         $ 3,425,942
     ERAC USA Finance Co., 7.50%, 06/15/03, 144A............................        Baa1/BBB+       3,035,000           3,139,735
     Ford Motor Credit Co., 7.25%, 10/25/11.................................         A3/BBB+        2,415,000           2,405,963
     General Motors Acceptance Corp., 6.75%, 01/15/06.......................         A2/BBB+        2,790,000           2,882,106
     PNC Funding Corp., 5.75%, 08/01/06.....................................          A2/A-         2,220,000           2,250,248
     Principal Life Global, 6.25%, 02/15/12, 144A...........................         Aa2/AA         2,305,000           2,283,870
     Wells Fargo Co., 7.25%, 08/24/05.......................................         Aa2/A+         2,240,000           2,420,295
                                                                                                                      -------------
                                                                                                                       18,808,159
                                                                                                                      -------------

   INDUSTRIAL & MISCELLANEOUS -- 22.34%
     Anadarko Petroleum Corp., 5.375%, 03/01/07.............................        Baa1/BBB+       2,710,000           2,687,897
     AOL Time Warner Inc., 7.625%, 04/15/31.................................        Baa1/BBB+       2,385,000           2,226,173
     AT&T Corp., 8.00%,11/15/31, 144A.......................................         A3/BBB+        1,485,000           1,305,226
     BAE Systems 2001 Asset Trust, 6.664%, 09/15/13, 144A*..................         Aaa/AAA        2,336,806           2,435,833
     CSX Corp., 6.30%, 03/15/12.............................................        Baa2/BBB        2,865,000           2,820,842
     Delta Airlines, Ser. 02-1, Cl. G-2, 6.417%, 07/02/12*..................         Aaa/AAA        2,670,000           2,676,675
     Lockheed Martin Corp., 6.50%, 04/15/03 ................................        Baa2/BBB        1,910,000           1,959,769
     Tyco Int'l. Group SA, 6.25%, 06/15/03..................................        Baa2/BBB        2,955,000           2,666,888
     Tyco Int'l. Group SA, 7.00%, 06/15/28..................................        Baa2/BBB        3,025,000           2,251,931
     Weyerhaeuser Co., 5.50%, 03/15/05, 144A................................        Baa2/BBB        2,860,000           2,894,529
     Weyerhaeuser Co., 7.375%, 03/15/32, 144A...............................        Baa2/BBB        2,385,000           2,399,520
                                                                                                                      -------------
                                                                                                                       26,325,283
                                                                                                                      -------------
       TOTAL CORPORATE BONDS (Cost $46,328,933) .............................................................          45,133,442
                                                                                                                      -------------

ASSET BACKED SECURITIES -- 10.61%
     Bear Stearns CMS, Ser. 1999-WF2, Cl. A2, 7.08%, 06/15/09...............         Aaa/AAA        3,020,000           3,248,526
     JP Morgan Chase CMS, Ser. 2001-CIBC, Cl. A1, 5.288%, 03/01/33..........         Aaa/AAA        1,832,817           1,873,663
     Mortgage Lenders Network, Ser. 2000-1, Cl. A2, 7.605%, 06/25/21........         Aaa/AAA        1,502,079           1,532,099
     Textron Financial Corp., Ser. 2000-B, Cl. A3, 6.99%, 03/15/06, 144A....         Aaa/AAA        2,598,186           2,694,721
     Union Acceptance Corp., Ser. 1999-D, Cl. A4, 6.85%, 02/08/06...........         Aaa/AAA        3,020,000           3,145,511
                                                                                                                      -------------
       TOTAL ASSET BACK SECURITIES  (Cost $11,968,558) ......................................................          12,494,520
                                                                                                                      -------------

                       See notes to financial statements.

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
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SCHEDULE OF INVESTMENTS (UNAUDITED)-- CONTINUED                                                                       APRIL 30, 2002
------------------------------------------------------------------------------------------------------------------------------------

                                                                                MOODY'S/S&P            PRINCIPAL        VALUE
                                                                                  RATING                AMOUNT         (NOTE 2)
                                                                               ------------            --------       -----------
MORTGAGE BACKED SECURITIES -- 40.89%
     FGCI, Pool # G10557, 6.50%, 07/01/11 ...............................          Aaa/AAA        $ 1,190,337         $ 1,238,143
     FGCI, Pool # E00617, 5.50%, 01/01/14................................          Aaa/AAA            779,830             786,319
     FGCI, Pool # E00765, 6.50%, 12/01/14................................          Aaa/AAA          1,348,463           1,395,364
     FGLMC, Pool # C80342, 6.50%, 09/01/25 ..............................          Aaa/AAA          1,070,380           1,094,038
     FGLMC, Pool # D85515, 6.50%, 01/01/28...............................          Aaa/AAA          1,415,551           1,443,480
     FGLMC, Pool # C29190, 6.50%, 07/01/29...............................          Aaa/AAA          1,723,062           1,752,196
     FGLMC, Pool # C30260, 7.50%, 08/01/29...............................          Aaa/AAA            563,549             589,153
     FGLMC, Pool # C33014, 7.50%, 11/01/29...............................          Aaa/AAA            444,859             465,070
     FGLMC, Pool # C45726, 7.50%, 12/01/30...............................          Aaa/AAA            969,143           1,012,681
     FGLMC, Pool # C01188, 7.00%, 06/01/31...............................          Aaa/AAA            954,810             985,503
     FHLMC, Pool # A00930, 10.00%, 05/01/20..............................          Aaa/AAA             15,938              17,869
     FHLMC, Pool # C36177, 8.00%, 02/01/30...............................          Aaa/AAA          1,217,309           1,287,906
     FHLMC, Pool # C00967, 8.50%, 02/01/30...............................          Aaa/AAA            741,712             796,781
     FNC, Pool # 250890, 7.00%, 04/01/04.................................          Aaa/AAA            517,195             534,261
     FNC, Pool # 303728, 6.00%, 01/01/11.................................          Aaa/AAA          1,091,629           1,126,222
     FNC, Pool # 190275, 8.00%, 11/01/26.................................          Aaa/AAA            918,442             977,730
     FNCL, Pool # 482515, 5.50%, 01/01/14................................          Aaa/AAA            248,405             250,219
     FNCL, Pool # 252381, 5.50%, 04/01/14................................          Aaa/AAA            109,911             110,561
     FNCL, Pool # 535003, 7.00%, 11/01/14................................          Aaa/AAA          1,184,608           1,240,537
     FNCL, Pool # 481429, 6.00%, 01/01/29................................          Aaa/AAA          1,634,568           1,628,827
     FNCL, Pool # 487830, 6.00%, 03/01/29................................          Aaa/AAA          3,121,969           3,107,926
     FNCL, Pool # 498610, 6.00%, 05/01/29................................          Aaa/AAA          1,587,756           1,580,614
     FNCL, Pool # 496524, 6.00%, 06/01/29................................          Aaa/AAA            324,807             323,346
     FNCL, Pool # 491805, 6.50%, 06/01/29................................          Aaa/AAA          1,305,808           1,326,739
     FNCL, Pool # 516898, 7.00%, 01/01/30................................          Aaa/AAA            123,517             127,671
     FNCL, Pool # 522898, 8.00%, 01/01/30................................          Aaa/AAA            340,454             360,063
     FNCL, Pool # 526025, 8.00%, 01/01/30................................          Aaa/AAA          1,008,565           1,064,837
     FNCL, Pool # 583912, 6.50%, 05/01/31................................          Aaa/AAA          2,000,566           2,026,502
     FNCL, Pool # 625465, 6.50%, 02/01/32................................          Aaa/AAA          3,014,310           3,053,120
     FNCL, Pool # 254218, 7.00%, 02/01/32................................          Aaa/AAA          1,729,730           1,785,905
     FNCL, Pool # 254239, 6.50%, 03/01/32................................          Aaa/AAA          2,158,331           2,186,120
     FNCX, Pool # 313411, 7.00%, 03/01/04................................          Aaa/AAA             91,485              93,692
     GN, Pool # 780374, 7.50%, 12/15/23 .................................          Aaa/AAA            771,073             817,382
     GN, Pool # 443623, 6.50%, 02/15/28..................................          Aaa/AAA          1,315,911           1,338,225
     GNMA I, Pool # 3545, 7.00%, 12/15/03................................          Aaa/AAA                548                 555
     GNMA I, Pool # 6937, 8.50%, 12/15/05................................          Aaa/AAA              2,109               2,223
     GNSF, Pool # 417239, 7.00%, 02/15/26................................          Aaa/AAA          1,525,556           1,582,531
     GNSF, Pool # 432664, 7.50%, 05/15/26................................          Aaa/AAA          1,912,037           2,018,668

                       See notes to financial statements.

[LOGO OMITTED] FIXED INCOME FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)-- CONTINUED                                                                       APRIL 30, 2002
------------------------------------------------------------------------------------------------------------------------------------

                                                                                   MOODY'S/S&P         PRINCIPAL            VALUE
                                                                                     RATING             AMOUNT            (NOTE 2)
                                                                                  ------------         --------          -----------
MORTGAGE BACKED SECURITIES -- (CONTINUED)
     GNSF, Pool # 462556, 6.50%, 02/15/28.......................................      Aaa/AAA       $  1,787,018     $   1,819,435
     GNSF, Pool # 377671, 6.50%, 03/15/28.......................................      Aaa/AAA            280,655           285,746
     GNSF, Pool # 528190, 7.50%, 04/15/28.......................................      Aaa/AAA            118,280           124,089
     GNSF, Pool # 491223, 7.00%, 03/15/29.......................................      Aaa/AAA          1,967,965         2,034,545
     GNSF, Pool # 509609, 7.00%, 07/15/29.......................................      Aaa/AAA          1,117,272         1,155,071
     GNSF, Pool # 544849, 7.00%, 11/15/30.......................................      Aaa/AAA          1,132,578         1,170,669
     G2SF, Pool # 2038, 8.50%, 07/20/25.........................................      Aaa/AAA             65,189            70,385
                                                                                                                     ---------------
       TOTAL MORTGAGE BACKED SECURITIES (Cost $46,331,465)                                                              48,188,919
                                                                                                                     ---------------


U.S. GOVERNMENT AGENCY OBLIGATIONS** -- 2.70%
     FNMA, 5.50%, 05/02/06......................................................                       1,535,000         1,566,773
     FHLMC, 6.25%, 03/05/12.....................................................                       1,625,000         1,612,856
                                                                                                                     ---------------
       TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $3,169,228)                                                        3,179,629
                                                                                                                     ---------------

U.S. TREASURY OBLIGATIONS** -- 6.20%
     U.S. Treasury Notes, 3.50%, 11/15/06.......................................                       2,465,000         2,373,719
     U.S. Treasury Notes, 5.00%, 08/15/11.......................................                       1,895,000         1,880,640
     U.S. Treasury Bonds, 5.375%, 02/15/31......................................                       3,155,000         3,054,927
                                                                                                                     ---------------
       TOTAL U.S. TREASURY OBLIGATIONS (Cost $7,319,030)                                                                 7,309,286
                                                                                                                     ---------------

                                                                                                         SHARES
                                                                                                        --------
SHORT-TERM INVESTMENTS -- 0.46%
     Evergreen Select Money Market - I (Cost $544,740)..........................                         544,740            544,740
                                                                                                                     ---------------

TOTAL INVESTMENTS (Cost $115,661,954)-- 99.16%..................................                                       $116,850,536
OTHER ASSETS AND LIABILITIES, NET-- 0.84%.......................................                                            989,177
                                                                                                                     ---------------
NET ASSETS-- 100.00%............................................................                                       $117,839,713
                                                                                                                     ===============

144A  Security was purchased  pursuant to Rule 144A under the  Securities  Act of 1933 and may not be resold  subject to that rule except to qualified  institutional  buyers. As of April 30, 2002, these securities amounted to 17.46% of net assets.

*     The bond's  principal  and interest  payments are insured by MBIA,  Inc.,  the parent  company of 1838  Investment
      Advisors, LLC (See Note 4).

**    While no  ratings  are shown for U.S.  Government  Agency  Obligations  and U.S.  Treasury  Obligations,  they are considered to be of the highest quality, comparable to Moody's AAA rating and S&P's Aaa rating.

                       See notes to financial statements.

[LOGO OMITTED] LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

TO THE SHAREHOLDER:

The U.S. economy slipped into and then out of recession over the past six months, and most indicators forecast a continuing recovery. In the past, stocks have also signaled recoveries with strong increases, such as those we experienced in 1991 and 1995 after similar shallow recessions. Therefore, it is puzzling to observe such an anemic response as we have had year-to-date and over the past six months. The Standard and Poor's 500 Index is up only 2.34% for the six months ended April 30th, and is actually down 5.80% so far this calendar year1.

Why such a disconnect? A prominent reason could be the current wave of corporate distrust ignited by the insolvency and alleged accounting and legal vagaries of Enron, and the resulting scrutiny many other firms are receiving. This skepticism is exacerbated by several other bankruptcies, notably Kmart and Global Crossing, as well as concerns about the high price earnings ratios the various market indices currently have. These factors not only hold us equity investors at bay, but also intensify the risky nature of each stock investment. One slight disappointment in a corporate announcement can send any stock tumbling, despite its fundamental strength and market presence.

This very unstable environment has also been difficult for us to operate within, as the 1838 Large Cap Equity Fund (the "Fund") lost 3.76% for the six months ending April 30th. For the calendar year to date, the Fund is down 11.34%1.

We have remained fully invested and sector neutral during the period, as is our style. Our shortcomings have all related to stock selection. Specifically, our holding Tyco International accounted for a significant portion of the deficit. We originally invested in this company based on its array of businesses owned, savvy management, and growth prospects that exceeded those of more prominent companies like General Electric, despite a much lower valuation. In January, we were surprised when the stock acted negatively to its CEO's announcement that, in order to boost its valuation, Tyco would spin-off pieces of its conglomerate. Accounting and credit concerns then surfaced as investors reacted to misreading Enron by scrutinizing all companies with complicated balance sheets and income statements. Despite the fact that no hard evidence regarding any irregularities was revealed, the stock remained under pressure. In late April, Tyco's CEO abruptly reversed course and shelved his plans to do spin-outs, and the stock plummeted once again. We sold the stock at that time because we had lost confidence in management and remain perplexed about why the company reversed course without substantive explanation.

Finance stocks also underperformed that sector by a wide margin. Our focus has been on owning the investment banks, and remaining underweighted in banks and insurers, based on the prospect of a stronger economy. Despite good economic news, investors are shying away from the brokers because of worries surrounding transactions and investment banking volume. In addition, the insurance stocks have done extremely well during the past six months as premiums for most lines have shot upward. Our AIG holding has not yet participated. We have recently added Travelers Corp. to our finance holdings to fortify the insurance exposure.


1 Past performance is no guarantee of future results. The return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's returns assume the reinvestment of all distributions. The S&P 500 Index is an unmanaged stock market index without any associated expenses and the returns assume reinvestment of all dividends. You cannot invest directly in an index.

[LOGO OMITTED] LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

There were a few bright lights in the Fund, notably in the healthcare and energy sectors. The former industry is undergoing a shift in sentiment away from the pharmaceuticals and toward medical technology, hospital companies and insurers. We have continuously lowered our exposure to the big drug firms and bought new positions in companies like Guidant and Cardinal Health. Our exposure to oil service companies bore fruit as oil prices rose through the period because of turmoil in the Middle East and Afghanistan.

The market remains directionless, but our economy appears resilient. Even though there may be a valuation contraction occurring, eventually, rising earnings will propel stock prices and this portfolio. Meanwhile we continue to focus on companies with sound fundamental prospects that may ultimately be manifested in future stock appreciation.


                                     Sincerely

                                     /S/GEORGE W. GEPHART, JR.

                                     George W. Gephart, Jr.
                                     Vice President & Portfolio Manager

May 20, 2002

[LOGO OMITTED] LARGE CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)                                                                                   APRIL 30, 2002
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                           VALUE
                                                                                                      SHARES             (NOTE 2)
                                                                                                      ------            -----------
COMMON STOCK -- 94.49%
   BASIC INDUSTRIES -- 6.62%
     General Electric Co. ..................................................................         37,400          $ 1,179,970
     Raytheon Co............................................................................         12,800              541,440
                                                                                                                     ---------------
                                                                                                                       1,721,410
                                                                                                                     ---------------
   CONSUMER CYCLICAL -- 14.37%
     AOL Time Warner Inc.*..................................................................         20,980              399,040
     CVS Corp...............................................................................         14,800              495,504
     Starwood Hotels & Resorts Worldwide Inc................................................          7,600              287,280
     Target Corp............................................................................         16,940              739,431
     Viacom Inc. (B Shares)*................................................................         16,930              797,403
     Wal-Mart Stores Inc. ..................................................................         18,200            1,016,652
                                                                                                                     ---------------
                                                                                                                       3,735,310
                                                                                                                     ---------------
   CONSUMER STAPLES -- 10.21%
     Coca-Cola Co...........................................................................         14,700              815,997
     Pepsico Inc............................................................................         10,600              550,140
     Procter & Gamble Co....................................................................          6,600              595,716
     Safeway Inc.*..........................................................................         16,500              692,175
                                                                                                                     ---------------
                                                                                                                       2,654,028
                                                                                                                     ---------------
   ENERGY -- 8.05%
     Exxon Mobil Corp.......................................................................         22,564              906,396
     Schlumberger Ltd.......................................................................          8,325              455,794
     Transocean Inc.........................................................................         20,467              726,579
                                                                                                                     ---------------
                                                                                                                       2,088,769
                                                                                                                     ---------------
   FINANCIAL -- 17.49%
     American International Group...........................................................         15,982            1,104,676
     Charter One Financial Inc..............................................................          9,600              339,648
     Citigroup Inc..........................................................................         22,982              995,121
     Fifth Third Bancorp....................................................................         15,900            1,090,581
     Goldman Sachs Group Inc................................................................          6,350              500,063
     Morgan Stanley Dean Witter & Co........................................................         10,800              515,376
                                                                                                                     ---------------
                                                                                                                       4,545,465
                                                                                                                     ---------------
   HEALTHCARE -- 14.92%
     Abbott Laboratories....................................................................         10,700              577,265
     Baxter International Inc...............................................................          7,000              398,300
     Cardinal Health Inc. ..................................................................          6,100              422,425
     Guidant Corp. *........................................................................          6,600              248,160
     Johnson & Johnson......................................................................         12,300              785,478

                       See notes to financial statements.

[LOGO OMITTED] LARGE CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)-- CONTINUED                                                                       APRIL 30, 2002
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                            VALUE
                                                                                                          SHARES          (NOTE 2)
                                                                                                          ------         -----------
   HEALTHCARE --  (CONTINUED)
     Lilly (Eli) & Co. Inc.......................................................................         7,300      $    482,165
     Medtronic Inc...............................................................................        10,600           473,714
     Wyeth.......................................................................................         8,600           490,200
                                                                                                                     ---------------
                                                                                                                        3,877,707
                                                                                                                     ---------------
   TECHNOLOGY -- 15.77%
     Cisco Systems Inc.*.........................................................................        44,500           651,925
     Flextronics International Ltd.*.............................................................        18,700           258,995
     Intel Corp..................................................................................        28,180           806,230
     International Business Machines Corp........................................................         5,950           498,372
     JDS Uniphase Corp.*.........................................................................        27,200           118,048
     Micron Technology Inc.*.....................................................................        17,800           421,860
     Microsoft Corp.*............................................................................        12,145           634,698
     Texas Instruments Inc.......................................................................        16,630           514,366
     Veritas Software Corp.*.....................................................................         7,000           198,380
                                                                                                                     ---------------
                                                                                                                        4,102,874
                                                                                                                     ---------------
   DEREGULATED INDUSTRIES -- 7.06%
     Dominion Resources, Inc.....................................................................         6,350           421,767
     Entergy Corp. ..............................................................................         6,300           292,320
     Mirant Corp.*...............................................................................        14,155           170,992
     SBC Communications Inc......................................................................        14,500           450,370
     Verizon Communications......................................................................        12,450           499,367
                                                                                                                     ---------------
                                                                                                                        1,834,816
                                                                                                                     ---------------
       TOTAL COMMON STOCKS (Cost $28,200,930)....................................................                      24,560,379
                                                                                                                     ---------------
SHORT-TERM INVESTMENT -- 3.44%
     Evergreen Select Money Market - I (Cost $895,290)...........................................       895,290           895,290
                                                                                                                     ---------------

TOTAL INVESTMENTS (Cost $29,096,220)-- 97.93%....................................................                    $ 25,455,669
OTHER ASSETS AND LIABILITIES, NET-- 2.07%........................................................                         537,461
                                                                                                                     ---------------
NET ASSETS-- 100.00%.............................................................................                    $ 25,993,130
                                                                                                                     ===============

* Non-income producing securities.
ADR -- American Depository Receipt

                       See notes to financial statements.

[LOGO OMITTED] INVESTMENT ADVISORS FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)                                                                      APRIL 30, 2002
------------------------------------------------------------------------------------------------------------------------------------

                                                                          INTERNATIONAL     FIXED INCOME        LARGE CAP
                                                                            EQUITY FUND         FUND           EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value (identified cost $74,762,002, $115,661,954
    and $29,096,220, respectively) (Note 2)........................        $ 74,998,026      $116,850,536       $25,455,669
Receivables:
   Dividends, interest and foreign tax reclaims....................             262,863         1,054,261            18,200
   Investment securities sold......................................             250,875                --           533,959
Other assets.......................................................               2,699             3,675               411
                                                                           ---------------------------------------------------------
      Total assets ................................................          75,514,463       117,908,472        26,008,239
                                                                           ---------------------------------------------------------

LIABILITIES:
Management fees due to advisor (Note 4)............................              45,531            36,185             5,746
Due to affliates (Note 4)..........................................              10,764            12,459             6,301
Payable for investment securities purchased........................             915,471                --               --
Other accrued expenses.............................................              23,195            20,115             3,062
                                                                           ---------------------------------------------------------
      Total liabilities ...........................................             994,961            68,759            15,109
                                                                           ---------------------------------------------------------


NET ASSETS.........................................................        $ 74,519,502      $117,839,713       $25,993,130
                                                                           =========================================================

NET ASSETS CONSIST OF:
Shares of beneficial interest......................................        $      7,181      $     11,916       $     3,536
Additional capital paid-in.........................................          82,578,209       117,346,757        35,644,589
Undistributed net investment income (loss).........................             (31,115)          (34,739)           (1,300)
Accumulated net realized gain (loss) on investments:
   Short-term and foreign currency gain (loss).....................          (1,601,508)         (550,307)         (702,952)
   Long-term gain (loss)...........................................          (6,681,204)         (122,496)       (5,310,192)
Net unrealized appreciation (depreciation) on:
   Investments.....................................................             236,024         1,188,582        (3,640,551)
   Translation of assets and liabilities in foreign currencies.....              11,915                --               --
                                                                           ---------------------------------------------------------

NET ASSETS.........................................................        $ 74,519,502      $117,839,713       $25,993,130
                                                                           =========================================================

Shares of beneficial interest outstanding..........................           7,180,917        11,915,613         3,535,702
                                                                           ---------------------------------------------------------

NET ASSETS VALUE, offering and redemption price
   per share (Net assets/Outstanding shares of
   beneficial interest)............................................        $      10.38      $       9.89       $      7.35
                                                                           =========================================================

                       See notes to financial statements.

[LOGO OMITTED] INVESTMENT ADVISORS FUNDS

STATEMENTS OF OPERATIONS FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2002 (UNAUDITED)

                                                                                  INTERNATIONAL    FIXED INCOME      LARGE CAP
                                                                                   EQUITY FUND         FUND         EQUITY FUND
                                                                                 ---------------------------------------------------
INVESTMENT INCOME:
   Dividends...............................................................      $    406,611               --    $   116,486
   Interest................................................................             8,364     $  3,844,152          5,840
   Foreign taxes withheld .................................................           (52,218)              --           (277)
                                                                                 ---------------------------------------------------
             Total Investment Income.......................................           362,757        3,844,152        122,049
                                                                                 ---------------------------------------------------
EXPENSES:
   Invesment advisory fees (Note 4)........................................           271,507          304,372         76,930
   Administration fee (Note 4).............................................            21,721           36,525          7,512
   Accounting fee (Note 4).................................................            33,175           30,658         19,836
   Custodian fees .........................................................            17,162            9,955          3,013
   Transfer agency fees (Note 4)...........................................             9,917            9,917          9,917
   Trustees' fees (Note 4).................................................             5,786            9,691          1,676
   Audit fees..............................................................             7,350            8,241          4,681
   Legal fees..............................................................             5,730            6,775          1,592
   Registration fees.......................................................             8,415           10,299          6,501
   Reports to shareholders.................................................             2,936            4,960            885
   Other...................................................................            10,173           11,243          2,630
                                                                                 ---------------------------------------------------
        Total expenses.....................................................           393,872          442,636        135,173
        Advisory fee waived (Note 4).......................................                --          (77,388)       (46,396)
                                                                                 ---------------------------------------------------
           Total expenses, net.............................................           393,872          365,248         88,777
                                                                                 ---------------------------------------------------
              Net investment income........................................           (31,115)       3,478,904         33,272
                                                                                 ---------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCY:
      Net realized loss from:
         Investment transactions...........................................        (6,554,137)        (550,307)    (2,970,349)
         Foreign currency transactions.....................................           (85,512)              --             --
                                                                                 ---------------------------------------------------
           Total net realized loss.........................................        (6,639,649)        (550,307)    (2,970,349)
                                                                                 ---------------------------------------------------
      Change in unrealized appreciation (depreciation) of:
         Investments.......................................................        10,244,211       (4,365,790)     1,686,467
         Translation of assets and liabilities in foreign currencies.......            17,224               --             --
                                                                                 ---------------------------------------------------
           Total change in unrealized appreciation (depreciation)..........        10,261,435       (4,365,790)     1,686,467
                                                                                 ---------------------------------------------------
              Net gain (loss) on investments and foreign currency..........         3,621,786       (4,916,097)    (1,283,882)
                                                                                 ---------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS............      $  3,590,671      $(1,437,193)   $(1,250,610)
                                                                                 ===================================================

                       See notes to financial statements.

[LOGO OMITTED] INVESTMENT ADVISORS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            INTERNATIONAL          FIXED INCOME         LARGE CAP
                                                                             EQUITY FUND               FUND            EQUITY FUND
                                                                         -----------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2002 (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income ............................................... $         (31,115)      $    3,478,904       $      33,272
   Net realized gain (loss) from investment and
     foreign currency transactions......................................        (6,639,649)            (550,307)         (2,970,349)
   Change in unrealized appreciation (depreciation) of
     investments and foreign currency...................................        10,261,435           (4,365,790)          1,686,467
                                                                         -----------------------------------------------------------
Net increase (decrease) in net assets resulting from operations.........         3,590,671           (1,437,193)         (1,250,610)
                                                                         -----------------------------------------------------------

Distributions to shareholders:
   Net investment income................................................                --           (3,513,643)           (102,259)
   Short-term and foreign currency gains................................                --           (1,885,738)                 --
   Long-term gains......................................................                --             (381,087)                 --
                                                                         -----------------------------------------------------------
      Total distributions...............................................                --           (5,780,468)           (102,259)
                                                                         -----------------------------------------------------------
Increase (decrease) in net assets from Fund share transactions (Note 5).        (1,078,381)          (3,613,480)          5,580,155
                                                                         -----------------------------------------------------------
Increase (decrease) in net assets.......................................         2,512,290          (10,831,141)          4,227,286
NET ASSETS:
     Beginning of period................................................        72,007,212          128,670,854          21,765,844
                                                                         -----------------------------------------------------------
     End of period...................................................... $      74,519,502         $117,839,713         $25,993,130
                                                                         ===========================================================
FOR THE YEAR ENDED OCTOBER 31, 2001
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income ............................................... $         226,757       $    8,802,705       $      73,978
   Net realized gain (loss) from investment and
     foreign currency transactions......................................        (1,894,823)           5,438,023          (2,654,360)
   Change in unrealized appreciation (depreciation) of
     investments and foreign currency...................................       (22,093,077)           5,081,813          (5,800,758)
                                                                         -----------------------------------------------------------
Net increase (decrease) in net assets resulting from operations.........       (23,761,143)          19,322,541          (8,381,140)
                                                                         -----------------------------------------------------------
Distributions to shareholders:
   Net investment income................................................                --           (8,812,830)            (30,318)
   Short-term and foreign currency gains................................        (1,501,746)             (14,190)                 --
   Long-term gains......................................................        (9,145,990)                  --                  --
                                                                         -----------------------------------------------------------
      Total distributions...............................................       (10,647,736)          (8,827,020)            (30,318)
                                                                         -----------------------------------------------------------
Increase (decrease) in net assets from Fund share transactions (Note 5).         4,730,496          (34,143,514)         10,346,554
                                                                         -----------------------------------------------------------
Increase (decrease) in net assets.......................................       (29,678,383)         (23,647,993)          1,935,096
NET ASSETS:
     Beginning of year..................................................       101,685,595          152,318,847          19,830,748
                                                                         -----------------------------------------------------------
     End of year (including undistributed net investment income of
       $0, $0 and $67,687, respectively)................................ $      72,007,212         $128,670,854         $21,765,844
                                                                         ===========================================================

                       See notes to financial statements.

[LOGO OMITTED] INVESTMENT ADVISORS FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each fiscal year or period and other performance information derived from the financial statements. It should be read in conjuction with the financial statements and notes thereto.

INTERNATIONAL EQUITY FUND
                                               FOR THE
                                              SIX-MONTH
                                             PERIOD ENDED            FOR THE FISCAL YEAR ENDED OCTOBER 31,
                                            APRIL 30, 2002  --------------------------------------------------------
                                              (UNAUDITED)      2001         2000       1999        1998        1997
                                            --------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF PERIOD..           $9.89       $14.59      $14.57      $12.08      $11.99     $10.44
                                            --------------------------------------------------------------------------
INVESTMENT OPERATIONS:
   Net investment income  .............              --         0.03        0.01        0.03        0.01       0.02
   Net realized and unrealized gain (loss)
     on investments and foreign currency
     transactions......................            0.49        (3.19)       0.78        3.34        0.75       1.57
                                            --------------------------------------------------------------------------
     Total from investment operations..            0.49        (3.16)       0.79        3.37        0.76       1.59
                                            --------------------------------------------------------------------------
Distributions:
   From net investment income..........              --           --          --          --          --      (0.04)
   From net realized gain on
     investments ......................              --        (1.54)      (0.77)      (0.88)     (0.67)         --
                                            --------------------------------------------------------------------------
     Total distributions...............              --        (1.54)      (0.77)      (0.88)      (0.67)     (0.04)
                                            --------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD........          $10.38        $9.89      $14.59      $14.57      $12.08     $11.99
                                            ==========================================================================
TOTAL RETURN...........................            4.95%*     (23.94)%      5.06%      29.10%       6.90%     15.23%
RATIOS (TO AVERAGE NET
   ASSETS)/SUPPLEMENTAL DATA:
       Expenses (net of fee waivers)...            1.09%**      1.04%       1.10%       1.09%       1.13%      1.25%
       Expenses (excluding fee waivers)             N/A          N/A         N/A         N/A          N/A      1.44%
       Net investment income (loss) ...           (0.09)%**     0.26%       0.04%       0.23%       0.10%      0.28%
Portfolio turnover rate................           12.31%       41.58%      51.99%      48.71%     166.77%     92.33%
Net assets, end of period (in 000's)...         $74,520      $72,007    $101,686     $86,547     $57,875    $51,046

*  Total return not annualized.
** Annualized.

                       See notes to financial statements.

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FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each fiscal year or period and other performance information derived from the financial statements. It should be read in conjuction with the financial statements and notes thereto.

FIXED INCOME FUND
                                              FOR THE
                                             SIX-MONTH
                                           PERIOD ENDED         FOR THE FISCAL YEAR OR PERIOD ENDED OCTOBER 31,
                                          APRIL 30, 2002     -------------------------------------------------------
                                           (UNAUDITED)        2001         2000       1999        1998        1997+
                                         ----------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF PERIOD..          $10.49        $9.75       $9.81      $10.24      $10.27     $10.00
                                         ----------------------------------------------------------------------------
INVESTMENT OPERATIONS:
   Net investment income1..............            0.29         0.61        0.63        0.53        0.54       0.06
   Net realized and unrealized gain
     (loss) on investments1 ...........           (0.41)        0.75       (0.04)      (0.45)       0.08       0.21
                                         ----------------------------------------------------------------------------
      Total from investment operations.           (0.12)        1.36        0.59        0.08        0.62       0.27
                                         ----------------------------------------------------------------------------
DISTRIBUTIONS:
   From net investment income..........           (0.29)       (0.62)      (0.65)      (0.51)      (0.59)        --
   Return of capital...................              --           --          --          --       (0.04)        --
   From net realized gain on
      investments .....................           (0.19)          --          --          --       (0.02)        --
                                         ----------------------------------------------------------------------------
      Total distributions..............           (0.48)       (0.62)      (0.65)      (0.51)      (0.65)        --
                                         ----------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD........           $9.89       $10.49       $9.75       $9.81      $10.24     $10.27
                                         ============================================================================
TOTAL RETURN...........................           (1.14)%*    14.36%        6.33%       0.79%       6.26%      2.70%*
RATIOS (TO AVERAGE NET
   ASSETS)/SUPPLEMENTAL DATA:
   Expenses (net of fee waivers)2......            0.60%**      0.60%       0.60%       0.61%       0.75%      0.75%**
   Expenses (excluding fee waivers)....            0.73%**      0.70%       0.75%       0.73%       0.88%      2.12%**
   Net investment income1 .............            5.71%**      6.09%       6.57%       5.35%       5.60%      5.83%**
Portfolio turnover rate................          111.21%      199.43%     361.63%     834.18%      92.65%     39.12%**
Net assets, end of period (in 000's)...        $117,840     $128,671    $152,319     $94,221     $71,723    $32,537

+  The Fixed Income Fund commenced operations on September 2, 1997.
*  Total return not annualized.
** Annualized.
1  Effective  November 1, 2001, the Fixed Income Fund adopted the required  provisions of the AICPA Audit and Accounting
   Guide for  Investment  Companies.  The effect of this  change for the  six-month  period  ended April 30, 2002 was to increase net investment income per share by $0.0058,  decrease net realized and unrealized gains and losses per share by $0.0058 and  increase  the ratio of net  investment  income to average net assets by 0.12%.  Per share  ratios and supplemental  data for  periods  prior to  November  1,  2001  have not been  restated  to  reflect  this  change  in presentation.
2  Effective March 1, 1999, 1838 Investment  Advisors  voluntarily agreed to waive its fees and/or reimburse the Fund so the total operating expenses do not exceed 0.60% of average daily net assets

                       See notes to financial statements.

[LOGO OMITTED] INVESTMENT ADVISORS FUNDS

--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each fiscal year or period and other performance information derived from the financial statements. It should be read in conjuction with the financial statements and notes thereto.

LARGE CAP EQUITY FUND
                                                              FOR THE
                                                             SIX-MONTH             FOR THE FISCAL YEAR
                                                            PERIOD ENDED         OR PERIOD ENDED OCTOBER 31,
                                                           APRIL 30, 2002    -----------------------------------
                                                             (UNAUDITED)        2001        2000        1999+
                                                         ----------------------------------------------------------
NET ASSET VALUE - BEGINNING OF PERIOD...............             $7.67         $11.09      $10.61       $10.00
                                                         ----------------------------------------------------------
INVESTMENT OPERATIONS:
   Net investment income ...........................              0.01           0.03        0.02         0.01
   Net realized and unrealized gain on investments..             (0.29)         (3.43)       0.49         0.60
                                                         ----------------------------------------------------------
   Total from investment operations.................             (0.28)         (3.40)       0.51         0.61
                                                         ----------------------------------------------------------
Distributions:
   From net investment income.......................             (0.04)         (0.02)      (0.01)          --
   From net realized gain on investments............                --             --       (0.02)          --
                                                         ----------------------------------------------------------
   Total distributions..............................             (0.04)         (0.02)      (0.03)          --
                                                         ----------------------------------------------------------
NET ASSET VALUE - END OF PERIOD.....................             $7.35          $7.67      $11.09       $10.61
                                                         ==========================================================
TOTAL RETURN........................................             (3.76)%*      (30.73)%      4.83%        6.10%*
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses (net of fee waivers) ...................              0.75%**        0.75%       0.75%        0.75%**
   Expenses (excluding fee waivers) ................              1.14%**        1.17%       1.73%        4.98%**
   Net investment income ...........................              0.28%**        0.32%       0.23%        1.55%**
Portfolio turnover rate.............................             29.55%         45.82%      54.21%        5.58%
Net assets, end of period (in 000's)................           $25,993        $21,766     $19,831       $4,923

+  The Large Cap Equity Fund commenced operations on September 29, 1999.
*  Total return not annualized.
** Annualized.

                       See notes to financial statements.

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NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)                     APRIL 30, 2002
--------------------------------------------------------------------------------

NOTE 1 -- DESCRIPTION OF THE FUNDS

The 1838 Investment Advisors Funds (the "Trust") was organized as a Delaware series business trust on December 9, 1994, and is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust's Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest. The Trust consists of three Funds: the 1838 International Equity Fund, the 1838 Fixed Income Fund and the 1838 Large Cap Equity Fund (each a "Fund" and collectively, the "Funds"). The investment objectives of each Fund are set forth below.

The  1838  International  Equity  Fund  (the  "International   Fund")  commenced
operations on August 3, 1995. The Fund's investment objective is capital appreciation, with a secondary objective of income. The Fund seeks to achieve its objective by investing at least 80% of its total assets in a diversified portfolio of equity securities of issuers located in countries other than the United States.

The 1838 Fixed Income Fund (the "Fixed Income Fund") commenced operations on September 2, 1997. The Fund's investment objective is maximum current income, with a secondary objective of growth. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio of fixed income securities.

The 1838 Large Cap Equity Fund (the "Large Cap Fund") commenced operations on September 29, 1999. The Fund's investment objective is long-term total return. The Fund seeks to achieve its objective by investing at least 90% of its total assets in the common stock of U.S. companies with market capitalizations greater than $5 billion.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION. Each Fund's securities, except investments with remaining maturities of 60 days or less, are valued at the last quoted sales price on the security's principal exchange on that day. If there are no sales of the relevant security on such day, the security will be valued at the mean between the closing bid and asked price on that day, if any. Debt securities having a maturity of 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available and all other assets will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Board of Trustees. As of April 30, 2002, there were no securities valued by, or under procedures established by, the Board of Trustees.

FEDERAL INCOME TAXES. Each Fund is treated as a separate entity and intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the International Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

          (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and

          (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The International Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the International Fund's books, and the

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NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)                     APRIL 30, 2002
--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. In connection with portfolio purchases and sales of securities denominated in a foreign currency, the International Fund may enter into forward foreign currency exchange contracts ("FFCEC"). Additionally, the International Fund may enter into these contracts to hedge certain foreign currency assets. Foreign currency exchange contracts are recorded at fair value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Realized gains or losses arising from such transactions are included in net realized gain (loss) from foreign currency transactions. There were no FFCEC to hedge foreign currency assets outstanding at April 30, 2002.

TRANSFERS IN-KIND. Shareholders may periodically contribute marketable securities to a respective Fund, upon approval of the Fund's management, in exchange for capital shares of the respective Fund. The exchange is conducted on a taxable basis, whereby any unrealized appreciation or depreciation on the marketable securities on the date of transfer is recognized by the shareholder and the Fund's basis in the securities is the market value as of the date of transfer. The number of shares issued to the shareholder is calculated by dividing the market value of the marketable securities, determined using the last quoted sales price on the security's principal exchange on that day, by the current net asset value per share of the respective Fund on the date of transfer.

DISTRIBUTIONS TO SHAREHOLDERS AND BOOK/TAX DIFFERENCES. The Fixed Income Fund distributes net investment income monthly. All other distributions by the Funds will be made annually in December. Additional distributions may be made by each Fund to the extent necessary. Distributions of net investment income and net realized gains are determined in accordance with income tax regulations that may differ from generally accepted accounting principles in the United States of America ("GAAP"). These differences are primarily due to differing treatments of foreign currency transactions and losses deferred due to wash sales. Net investment income, short-term gains and foreign currency gains are taxed as ordinary income and long-term gains are taxed as capital gains.

     Distributions during the six-month period ended April 30, 2002 were characterized as follows for tax purposes:

    FUND                       ORDINARY INCOME  CAPITAL GAIN  TOTAL DISTRIBUTION
    ----                        -------------    -----------    ---------------
    International Fund........           --               --              --
    Fixed Income Fund.........   $5,399,381         $381,087      $5,780,468
    Large Cap Fund............      102,259               --         102,259

     At October 31, 2001, the components of distributable earnings on a tax basis were as follows:
                                    ACCUMULATED             ACCUMULATED
    FUND                      ORDINARY INCOME (LOSS)    CAPITAL GAIN (LOSS)
    ----                        -------------------      ----------------
    International Fund........     $   (25,003)           $ (1,643,063)
    Fixed Income Fund.........       1,885,738                 381,087
    Large Cap Fund............          67,687              (2,951,363)

[LOGO OMITTED]  INTERNATIONAL EQUITY FUND

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)                     APRIL 30, 2002
--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

     As of  October  31,  2001,  the  following  table  shows the  capital  loss
     carryovers   available  to  offset  possible future  capital  gains for the following Funds:
    FUND                              AMOUNT              EXPIRATION DATE
    ----                              -------              -------------
    International Fund........      $1,643,063              10/31/2009
    Large Cap Fund............         341,572              10/31/2008
                                     2,609,791              10/31/2009

     At April 30, 2002, the following table shows for federal tax purposes the aggregate cost of investments, the net unrealized appreciation/ (depreciation) of those investments, the aggregate gross unrealized appreciation of all securities with an excess of market value over tax cost and the aggregate gross unrealized depreciation of all securities with an excess of tax cost over market value.

                                                NET UNREALIZED
                                AGGREGATE        APPRECIATION/    GROSS UNREALIZED      GROSS UNREALIZED
    FUND                        TAX COST        (DEPRECIATION)      APPRECIATION          DEPRECIATION
    ----                      ------------       ------------      --------------        --------------
    International Fund ....   $ 74,762,002        $  236,024        $ 8,772,378          $ (8,536,354)
    Fixed Income Fund .....    115,784,450         1,066,086          2,835,919            (1,769,833)
    Large Cap Fund ........     29,187,652        (3,731,983)         1,273,213            (5,005,196)

CHANGE IN ACCOUNTING PRINCIPLE. Effective November 1, 2001, the Funds adopted provisions required by the new AICPA Audit and Accounting Guide for Investment Companies issued in November 2000. The Fixed Income Fund began classifying gains and losses from paydown transactions on mortgage and asset backed securities as investment income or loss for financial reporting purposes. During the six-month period ended April 30, 2002 net investment income increased $70,727 and net realized and unrealized gain (loss) decreased $70,727 due to the classification of net paydown gains as net investment income.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

OTHER. Investment security transactions are accounted for on a trade date basis. The specific identification method is utilized for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES

During the six-month period ended April 30, 2002, purchases and sales of investment securities, other than short-term investments, were as follows:

                                INTERNATIONAL   FIXED INCOME       LARGE CAP
                                    FUND            FUND             FUND
                                ------------    ------------     ------------
    Purchases.................   $9,817,830     $133,986,775     $11,728,851
    Sales.....................    8,860,892      138,442,630       6,849,888

[LOGO OMITTED]  INTERNATIONAL EQUITY FUND

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)                     APRIL 30, 2002
--------------------------------------------------------------------------------

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES -- (CONTINUED)

Purchases and sales of U.S. Government securities, during the six-month period ended April 30, 2002, were as follows:

                          INTERNATIONAL   FIXED INCOME       LARGE CAP
                              FUND            FUND             FUND
                          ------------    ------------     ------------
    Purchases...........       $--        $ 48,743,362          $--
    Sales...............        --          61,366,432           --


NOTE 4 -- ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust, on behalf of each Fund, employs 1838 Investment Advisors, LLC (the "Investment Advisor"), a wholly-owned subsidiary of MBIA, Inc., and registered investment adviser under the 1940 Act, to furnish investment advisory services to the Funds pursuant to an Investment Advisory Agreement with the Trust. The Investment Advisor supervises the investment of the assets of the Fund in accordance with each Fund's investment objective, policies and restrictions.

The Trust pays the Investment Advisor a monthly fee at the following annual rates of each Fund's average daily net assets: 0.75% for the International Fund, 0.50% for the Fixed Income Fund and 0.65% for the Large Cap Fund. The Investment Advisor has voluntarily agreed to waive its advisory fee and/or reimburse each Fund monthly to the extent that the total operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) will exceed the following annual rates of each Fund's average daily net assets: 1.25% for the International Fund, 0.60% for the Fixed Income Fund and 0.75% for Large Cap Fund. This undertaking may be rescinded at any time in the future.

The following table summarizes the advisory fees incurred by the Funds for the six-month period ended April 30, 2002:

                                  GROSS       ADVISORY FEE           NET
                               ADVISORY FEE      WAIVER         ADVISORY FEE
                                -----------    -----------       -----------
    International Fund......    $271,507       $     --          $271,507
    Fixed Income Fund.......     304,372         77,388           226,984
    Large Cap Fund..........      76,930         46,396            30,534

1838 Investment Advisors, LLC ("1838") also serves as Administrator to the Trust pursuant to an Administration Agreement with the Trust on behalf of each Fund. As Administrator, 1838 is responsible for services such as financial reporting, compliance monitoring and corporate management. The Trust pays 1838 a monthly asset-based fee at the annual rate of 0.06% of each Fund's average daily net assets, with a minimum annual fee per Fund of $15,000. For the six-month period ended April 30, 2002, 1838's administration fees amounted to $21,721, $36,525 and $7,512, for the International Fund, the Fixed Income Fund and the Large Cap Fund, respectively.

MBIA Municipal Investors Services Corporation ("MBIA MISC"), a direct, wholly-owned subsidiary of MBIA, Inc., serves as Accounting Agent to the Trust. As Accounting Agent, MBIA MISC determines each Fund's net asset value per share and provides accounting services to the Funds pursuant to an Accounting Services Agreement with the Trust. The Fixed Income Fund and the Large Cap Fund pay MBIA MISC a monthly asset-based fee at the annual rate of $40,000, plus 0.03% of each Fund's average daily net assets in excess of $50 million. The International Fund pays an annual rate of $60,000, plus 0.03% of average daily net assets in excess of $50 million. For the six-month period ended April 30, 2002, MBIA MISC's accounting fees amounted to $33,175, $30,658 and $19,836, for the International Fund, the Fixed Income Fund and the Large Cap Fund, respectively.

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NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)                     APRIL 30, 2002
--------------------------------------------------------------------------------

NOTE 4 -- ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES -- (CONTINUED)

MBIA MISC also serves as the Fund's transfer agent pursuant to a Transfer Agency Agreement with the Trust. For these services, MBIA MISC receives an annual fee per Fund of $20,000, and is reimbursed for out-of-pocket expenses. For the six-month period ended April 30, 2002, MBIA MISC's transfer agent fees amounted to $9,917 for each Fund.

MBIA Capital Management Corporation (the "distributor"), a direct, wholly-owned subsidiary of MBIA, Inc., entered into a Distribution Agreement with the Trust to assist in securing purchasers for shares of each Fund. The distributor also directly or through its affiliates, provides investor support services. The distributor receives no compensation for distributing the Funds' shares, except for reimbursement of its out-of-pocket expenses.

The Trustees of the Trust who are "interested persons" of the Trust, the Investment Advisor or its affiliates and all personnel of the Trust or the Investment Advisor performing services related to research, statistical and investment activities are paid by the Investment Advisor or its affiliates.

NOTE 5 -- FUND SHARE TRANSACTIONS

At April 30, 2002, there were an unlimited number of shares of beneficial interest with a $0.001 par value, authorized. The following table summarizes the activity in shares of each Fund:

INTERNATIONAL FUND

                                                             FOR THE SIX-MONTH PERIOD
                                                               ENDED APRIL 30, 2002           FOR THE FISCAL YEAR
                                                                    (UNAUDITED)             ENDED OCTOBER 31, 2001
                                                             -------------------------     -------------------------
                                                               SHARES         AMOUNT        SHARES        AMOUNT
                                                             -----------   -----------     -----------   ----------
      Shares sold...........................................    290,676    $ 2,921,764      1,123,435    $12,597,230
      Shares issued to shareholders in reinvestment
         of distributions...................................         --             --        787,298      9,927,833
      Shares redeemed.......................................   (393,882)    (4,000,145)    (1,593,990)   (17,794,567)
                                                              ---------    -----------     ----------    -----------
      Net increase (decrease)...............................   (103,206)   $(1,078,381)       316,743    $ 4,730,496
                                                                           ===========                   ===========
      Shares outstanding:
             Beginning of period............................  7,284,123                     6,967,380
                                                              ---------                    ----------
             End of period.................................   7,180,917                     7,284,123
                                                              =========                    ==========

[LOGO OMITTED]  INTERNATIONAL EQUITY FUND

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)                     APRIL 30, 2002
--------------------------------------------------------------------------------

NOTE 5 -- FUND SHARE TRANSACTIONS -- (CONTINUED)

FIXED INCOME FUND

                                                             FOR THE SIX-MONTH PERIOD
                                                               ENDED APRIL 30, 2002           FOR THE FISCAL YEAR
                                                                    (UNAUDITED)             ENDED OCTOBER 31, 2001
                                                             -------------------------     -------------------------
                                                               SHARES         AMOUNT         SHARES        AMOUNT
                                                             -----------   -----------     -----------   ----------
      Shares sold...........................................    356,279     $3,587,526      1,405,850    $14,099,324
      Shares issued in exchange for securities
         transferred in-kind (Note 2).......................         --             --        210,897      2,125,846
      Shares issued to shareholders in reinvestment
         of distributions...................................    519,620      5,176,416        778,799      7,836,255
      Shares redeemed....................................... (1,229,933)   (12,377,422)    (5,747,770)   (58,204,939)
                                                             ----------    -----------     ----------   ------------
      Net decrease..........................................   (354,034)   $(3,613,480)    (3,352,224)  $(34,143,514)
                                                                           ===========                  ============
      Shares outstanding:
             Beginning of period............................ 12,269,647                    15,621,871
                                                             ----------                    ----------
             End of period.................................  11,915,613                    12,269,647
                                                             ==========                    ==========

LARGE CAP FUND

                                                             FOR THE SIX-MONTH PERIOD
                                                               ENDED APRIL 30, 2002          FOR THE PERIOD
                                                                    (UNAUDITED)          ENDED OCTOBER 31, 2001
                                                             -------------------------  -------------------------
                                                               SHARES         AMOUNT      SHARES        AMOUNT
                                                             -----------   -----------  -----------   ----------
      Shares sold...........................................  1,059,408     $8,451,464   1,103,475    $10,888,302
      Shares issued in exchange for securities
         transferred in-kind (Note 2).......................         --             --      85,246        783,410
      Shares issued to shareholders in reinvestment
         of distributions...................................     11,406         93,074       2,661         27,329
      Shares redeemed.......................................   (372,515)    (2,964,383)   (142,092)    (1,352,487)
                                                              ---------     ----------   ---------    -----------
      Net increase..........................................    698,299     $5,580,155   1,049,290    $10,346,554
                                                                            ==========                ===========
      Shares outstanding:
             Beginning of period............................  2,837,403                  1,788,113
                                                              ---------                  ---------
             End of period.................................   3,535,702                  2,837,403
                                                              =========                  =========

NOTE 6 -- CONCENTRATION OF RISKS

The International Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the U.S., as a result of, among other factors, the possibility of future political and economical developments and the level of government supervision and regulation of securities markets in the various countries.

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

                               INVESTMENT ADVISER
                                AND ADMINISTRATOR
                                     --------
                          1838 INVESTMENT ADVISORS, LLC
                           2701 RENAISSANCE BOULEVARD
                                  FOURTH FLOOR
                            KING OF PRUSSIA, PA 19406

                                   DISTRIBUTOR
                                     --------
                       MBIA CAPITAL MANAGEMENT CORPORATION
                                 113 KING STREET
                                ARMONK, NY 10504

                                 ACCOUNTING AND
                                 TRANSFER AGENT
                                     --------
                  MBIA MUNICIPAL INVESTORS SERVICE CORPORATION
                                 113 KING STREET
                                ARMONK, NY 10504

                                    CUSTODIAN
                                     --------
                            FIRST UNION NATIONAL BANK
                               123 S. BROAD STREET
                             PHILADELPHIA, PA 19101

                                  LEGAL COUNSEL
                                     --------
                               PEPPER HAMILTON LLP
                              3000 TWO LOGAN SQUARE
                            EIGHTEENTH & ARCH STREETS
                             PHILADELPHIA, PA 19103

                                    AUDITORS
                                     --------
                           PRICEWATERHOUSECOOPERS LLP
                         TWO COMMERCE SQUARE, SUITE 1700
                               2001 MARKET STREET
                             PHILADELPHIA, PA 19103


SAR 4/02